UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2019 (December 18, 2019)

KINGOLD JEWELRY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15819	13-3883101
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

No. 8 Han Huang Road Jiang’an District Wuhan, Hubei Province, PRC		430023
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (011) 86 27 65660703

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	KGJI	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of Kingold Jewelry, Inc. (the “Company”) held on December 18, 2019 in Wuhan, China, two proposals were submitted to and approved by the stockholders. The proposals are described in detail in the Company’s Definitive Proxy Statement on Form DEF 14A filed with the U.S. Securities and Exchange Commission on November 18, 2019. The final results for the votes regarding each proposal are set forth below.

1. Stockholders elected following five directors to the Company’s Board of Directors to hold office for a one-year term until the annual meeting of stockholders in 2020 or until their successors are elected and qualified. The votes for each of the nominees were as follows:

	For	Against	Abstained	Broker Non-Votes
Zhihong Jia	10,178,539	16,999	0	825,206
Guang Chen	10,180,206	15,332	0	825,206
Alice Io Wai Wu	10,180,206	15,332	0	825,206
Jun Wang	10,178,539	16,999	0	825,206
Zhiyong Xia	10,180,206	15,332	0	825,206

2. Stockholders ratified the selection of Friedman LLP as independent registered public accounting firm for the fiscal year ending December 31, 2019. The votes regarding this proposal were as follows:

For	Against	Abstained	Broker Non-Votes
10,184,661	43	10,834	825,206

Item 8.01	Other Events.

On December 19, 2019, Kingold Jewelry, Inc. (“Kingold” or “the Company”) issued a press release announcing that it currently plans to hold its 2020 Annual Meeting of Stockholders on Monday, September 28, 2020, in Poland. The exact time and location of the 2020 Annual Meeting will be specified in the Company’s proxy statement for the 2020 Annual Meeting.

Rule 14a-8 Stockholder Proposal Deadline

The 2020 Annual Meeting date represents a change of more than 30 days from the anniversary of the Company’s 2019 Annual Meeting of Stockholders. As a result, under Rule 14a-8 under the Securities Exchange Act of 1934, as amended, the deadline for the receipt of any stockholder proposals submitted pursuant to Rule 14a-8 for inclusion in the Company’s proxy materials for the 2020 Annual Meeting is required to be a reasonable time before the Company begins to print and mail the proxy materials. Taking into consideration the time and process for addressing any deficiencies in proposals that may be submitted, the Company has determined that July 31, 2020 should be the deadline for receipt of proposals pursuant to Rule 14a-8. In order to be considered timely, such proposals must be received in writing by the Company before the close of business on July 31, 2020 and delivered to: No. 8 Han Huang Road, Jiang’an District, Wuhan, China, Attention: Corporate Secretary. Such proposals will need to comply with the rules of the Securities and Exchange Commission regarding the inclusion of stockholder proposals in the Company’s proxy materials, and may be omitted if not in compliance with applicable requirements.

The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release dated December 19, 2019, titled “Kingold Jewelry Announces Results of 2019 Annual Meeting of Stockholders; Schedules Date of 2020 Annual Meeting of Stockholders”

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINGOLD JEWELRY, INC.

By:	/s/ Bin Liu
Name: Title:	Bin Liu Chief Financial Officer

Date: December 19, 2019